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                                                                EXHIBIT 99.1

                          SHAREHOLDER SUPPORT AGREEMENT

                  SHAREHOLDER SUPPORT AGREEMENT dated as of September 12, 1996 (this "Agreement"), by and between RED LION, A CALIFORNIA LIMITED PARTNERSHIP (the "Stockholder"), and DOUBLETREE CORPORATION, a Delaware corporation (the "Parent"). Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Merger Agreement referred to below.

                  WHEREAS, as of the date hereof, the Stockholder owns of record and beneficially 20,900,000 shares (such shares, together with any other voting or equity securities of the Company hereafter acquired by the Stockholder prior to the termination of this Agreement, being referred to herein collectively as the "Shares") of Common Stock, par value $.01 per share ("Company Common Stock"), of Red Lion Hotels, Inc., a Delaware corporation (the "Company"); and

                  WHEREAS, concurrently with the execution of this Agreement, the Company, the Parent and RLH Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Parent ("Merger Sub"), are entering into an Agreement and Plan of Merger (as the same may be amended or modified from time to time, with the written consent of the Stockholder, in accordance with the terms thereof, the "Merger Agreement"), pursuant to which, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the "Merger") and each share of Company Common Stock outstanding immediately prior to the Effective Time of the Merger will be converted into and represent the right to receive, among other things, a number of shares of Common Stock, par value $.01 per share, of the Parent ("Parent Common Stock") equal to the Exchange Ratio; and

                  WHEREAS, as a condition to the willingness of the Parent to enter into the Merger Agreement, the Parent has requested the Stockholder agree, and in order to induce the Parent to enter into the Merger Agreement, the Stockholder is willing to agree, to vote for the Merger, upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties hereby agree as follows:
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                  Section 1. Voting of Shares. The Stockholder hereby agrees that, at the Company Stockholders' Meeting or any other meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, the Stockholder will vote all of the Shares (a) in favor of adoption of the Merger Agreement and approval of the Merger and the other transactions contemplated by the Merger Agreement, (b) against any Alternative Transaction or Alternative Transaction Proposal or any other action or agreement that would result in a breach of any representation, warranty, covenant, agreement or other obligation of the Company under the Merger Agreement or which could result in any of the conditions to the Company's obligations under the Merger Agreement not being fulfilled and (c) in favor of any other matter necessary to consummation of the transactions contemplated by the Merger Agreement and considered and voted upon by the stockholders of the Company (or any class thereof). The Stockholder acknowledges receipt and review of a copy of the Merger Agreement.

                  Section 2. Transfer of Shares. Until the earlier of any termination of this Agreement in accordance with the terms hereof or the close of business on the date which is 180 days following the date on which the Effective Time occurs, the Stockholder will not, directly or indirectly, (a) sell, assign, transfer, pledge, encumber or otherwise dispose of any of the Shares or any shares of Parent Common Stock into which the Shares are converted or exchanged pursuant to the Merger (the "Merger Shares"), (b) deposit any of the Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Shares or grant any proxy or power of attorney with respect thereto which is inconsistent with this Agreement or (c) enter into any contract, option or other arrangement or undertaking with respect to the direct or indirect sale, assignment, transfer or other disposition of any Company Common Stock or Merger Shares; provided, however, that the Stockholder will be permitted to distribute up to 17% of the aggregate number of Shares to Tod E. McClaskey, a limited partner of the Stockholder or his, successors, assigns, heirs or legal representatives ("McClaskey"), if required by the terms of the Agreement of Limited Partnership of the Stockholder as in effect on the date hereof, or up to 17% of the aggregate number of Merger Shares to McClaskey, who in turn will be permitted to sell, assign, transfer, pledge, encumber or otherwise dispose of any or all of such Shares or Merger Shares, as the case may be, in his sole discretion.

                  Section 3. No Solicitation. Prior to the Effective Time, the Stockholder agrees (a) that it will not, nor will it authorize or permit any of its Representatives (including, for purposes hereof, Kohlberg Kravis Roberts & Co., L.P. and KKR Associates) to, directly or indirectly,

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initiate or solicit any inquiries or the making of any Alternative Transaction
Proposal and (b) that it will notify the Parent as soon as possible (and in any event within 48 hours) if any such inquiries or proposals are received by, any information or documents is requested from, or any negotiations or discussions are sought to be initiated or continued with, it or any of its affiliates.

                  Section 4. Board Representation. The Parent shall use reasonable efforts to cause two designees of the Stockholder to be nominated for election, and elected, to the Board of Directors of the Parent, (a) effective and contingent upon the Effective Time and (b) for only so long as the Stockholder beneficially owns shares of Parent Common Stock representing 5% or more of the aggregate voting power of all securityholders of the Parent, at each annual meeting of stockholders of the Parent held thereafter. From the date of the Merger Agreement until the earlier of (i) the Effective Time or (ii) any termination of this Agreement or the Merger Agreement, the Parent shall consult with the two initial designees of the Stockholder therefor (as previously identified to the Parent) with respect to any material acquisitions or sales of businesses or assets by the Parent or its subsidiaries; it being understood that the Parent shall have sole discretion with respect to such matters, and that no consent of the Stockholder shall be required for the Parent or its Board of Directors to take any action or omit to take any action with respect thereto.

                  Section 5. Termination. This Agreement shall terminate upon
(i) any termination of the Merger Agreement in accordance with the terms thereof or (ii) the Board of Directors of the Company shall have withdrawn or modified in any manner materially adverse to the Parent its approval or recommendation of the Merger Agreement or the Merger or shall have recommended an Alternative Transaction Proposal to the stockholders of the Company.

                  Section 6. Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

                  Section 7. Miscellaneous. (a) This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties with respect thereto. This Agreement may not be amended, modified or rescinded except by an instrument in writing signed by each of the parties hereto.

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                  (b) If any term or other provision of this Agreement is
invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible to the fullest extent permitted by applicable law in a mutually acceptable manner in order that the terms of this Agreement remain as originally contemplated to the fullest extent possible.

                  (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to the principles of conflicts of law thereof.

                  (d) Notwithstanding anything herein to the contrary, the covenants and agreements set forth herein shall not prevent any of the Stockholder's designees, partners or affiliates serving on the Board of Directors of the Company from taking any action, subject to the applicable provisions of the Merger Agreement, while acting in such capacity as a director of the Company.

                  (e) Notwithstanding any provisions hereof, none of the obligations of the Stockholder under or contemplated by this Agreement shall be an obligation of any officer, director, stockholder, limited partner, general partner or owner of the Stockholder, or any of their respective officers, directors, stockholders, limited partners, general partners or owners, or successors or assigns. The Stockholder shall be the only person or entity liable with respect to such obligations. Any monetary liability of the Stockholder under this Agreement shall be satisfied solely out of the assets of the Stockholder. The Stockholder hereby irrevocably waives any right it may have against any such officer, director, stockholder, limited partner, general partner, owner, successor or assign identified above as a result of the performance of the provisions under or contemplated by this Agreement. Nothing in this Section 7(e) shall prevent the Parent from obtaining specific enforcement of the obligations of the Stockholder under this Agreement. This provision shall survive any termination of this Agreement.

                  (f) This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be duly executed as of the date first written above.

                                  RED LION, A CALIFORNIA LIMITED

                                  PARTNERSHIP

                                  By: RLA-GP, INC., its general
                                      partner

                                      By: /s/ David J. Johnson
                                         --------------------------
                                             Name: David J. Johnson
                                             Title: Executive Vice President

                                  DOUBLETREE CORPORATION

                                      By: /s/ Richard Ferris
                                         --------------------------
                                             Name: Richard Ferris
                                             Title: Co-Chairman

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